INDIVIDUAL GUARANTY

     GUARANTY, dated as of June 1, 1998, by Michael O'Reilly 35 Tuthill Point Road, East Moriches, N.Y. 11940 ("Guarantor") in favor of Business Alliance Capital Corp. ("BACC"), 300 Alexander Park, Princeton, New Jersey 08543.

     WHEREAS, WINDSWEPT ENVIRONMENTAL GROUP, INC., TRADE-WINDS ENVIRONMENTAL RESTORATION, INC., NORTH ATLANTIC LABORATORIES, INC. and NEW YORK TESTING LABORATORIES, INC. (individually and collectively "Borrower") are now and may in the future be indebted to BACC for loans and advances and other financial accommodations made or to be made by BACC to or on behalf of Borrower, and

     WHEREAS, to induce BACC to make and/or to continue to make loans and other financial accommodations to or on behalf of Borrower, Guarantor has agreed to execute and deliver a guaranty of all present and future liabilities of Borrower to BACC.

     NOW, THEREFORE, in consideration of the foregoing premises to induce BACC to make loans and other financial accommodations to or on behalf of Borrower, and with full knowledge that said loans and other financial accommodations would not be issued without this Guaranty, the undersigned Guarantor agrees as follows:

     1. The term "Liability of Borrower" shall include all obligations and liabilities, direct or indirect, absolute or contingent, joint and several, now or hereafter existing, due or to become due of Borrower to, or held or to be held by the BACC for its own account or as agent for others, whether created directly or acquired by assignment or otherwise, including without limitations the obligation and liabilities arising under that certain Loan and Security Agreement dated June 1, 1998, between Borrower and BACC, as same may be amended or modified from time to time.

     2. Guarantor hereby guarantees full, prompt and unconditional payment when due of each and every Liability of Borrower to BACC, now existing or hereafter incurred, whether matured or unmatured, and the full, prompt, and unconditional performance of every term and condition of any transaction to be kept and performed by Borrower to BACC. This Guaranty is a primary obligation of the undersigned and shall be a continuing inexhaustible Guaranty without limitation as to the amount or duration and may not be revoked except by notice (the "Notice") in writing to BACC received at least thirty (30) days prior to the date set for such revocation; however, no Notice shall affect the liability under this Guaranty for any such Liability of the Borrower arising prior to the date set for revocation whether made before or after the Notice.

     3. Guarantor hereby represents and warrants the following:

          (A) He has the power to execute, deliver and carry out the terms and provisions of this Guaranty which has been duly executed and delivered and constitutes Guarantor's binding, valid and enforceable obligation, enforceable in accordance with his terms, except as enforcement thereof may be limited, modified or prevented by any law relating to bankruptcy, insolvency or the like.

          (B) He is not in default under any indenture, mortgage, deed of trust or other instrument to which he is a party or by which he or any of his assets may be bound. Neither the execution and delivery of this Guaranty, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will to the best of his knowledge violate any law or regulation, or any order or decree of any court or governmental instrumentality, or will conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which Guarantor is a party or by which he may be bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property of Guarantor thereunder.


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          (C) His most recent financial  statement  furnished to BACC accurately represents his financial condition as of the date thereof and there has been no material adverse change in such condition from the date of said financial statement to the date hereof.

          (D) He has relied upon his own due diligence in making his own independent evaluation and appraisal of Borrower, Borrower's business affairs and financial condition including the Liability of Borrower to BACC; will continue to be responsible for making his own independent appraisal of such matters; and Guarantor has not relied upon and will not hereafter rely upon BACC for information regarding Borrower, any collateral or the Liability of Borrower to BACC.

     4. Without incurring responsibility to Guarantor and without impairing or releasing Guarantor's obligation hereunder, BACC may at any time and from time to time, without the consent of or notice to Guarantor, upon any terms or conditions:

     (A) Change the manner, place or terms of payment, and/or change or extend from time to time the time for payment or renew or alter the Liability of Borrower or any security therefor, and this Guaranty shall apply to the Liability of Borrower as so changed, extended, renewed or altered; (B) Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged, mortgaged or in which a lien is given to secure the Liability of Borrower or the indebtedness of any of the Obligors, as such term is defined below, to BACC;

     (C) Exercise or refrain from exercising any rights against Borrower or any surety, endorser or guarantor (including the Guarantor) ("Obligor") or against any security, or otherwise act or refrain from acting;

     (D) Release, settle or compromise any Liability of Borrower or any obligation of any Obligor, dispose of any security therefor, with or without consideration, or any liability incurred directly or indirectly in respect thereof or hereof;

     (E) Apply any sums by whomsoever paid or howsoever realized to any Liability of Borrower; and

     (F) Take or refrain from taking any or all actions against Borrower, any Obligor, or any of the security, whether similar or dissimilar to the foregoing.

     5. (A) No invalidity, irregularity or unenforceability of all or any part of the Liability of Borrower or the impairment or loss of any security therefor, whether caused by any actions or inactions of BACC, or otherwise, shall affect, impair or be a defense to this Guaranty.

     (B) Guarantor hereby waives any right of subrogation to any security.

     (C) Guarantor hereby waives any claim, right or remedy Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or as a result of Guarantor's performance hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of BACC against Borrower or any security which BACC now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     6. Upon an Event of Default under the Liability of Borrower, BACC may, without notice to Borrower declare the Liability of Borrower immediately due and payable by Guarantor. If BACC refers this


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Guaranty to an attorney  for  collection,  Guarantor  shall pay BACC any and all reasonable attorneys' fees and other costs and expenses incurred by in enforcing BACC's rights hereunder.

     7. (A) If claim is ever made upon BACC for repayment or recovery of any amount or amounts received by BACC in payment or on account of any of the Liability of Borrower and BACC repays all or part of said amount by reason of
(a) any judgment, decree or order of any court or administrative body having jurisdiction over BACC or any of its property, or (b) any settlement or compromise of any such claim effected by BACC with any such claimant (including Borrower), then, and in such event, Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any instrument evidencing any Liability of Borrower, and Guarantor shall be liable to BACC under this Guaranty for the amount so repaid or recovered to the same extent as if such amount had never originally been received by BACC.

     (B) This Guaranty shall remain in full force and effect, and shall be automatically reinstated, without any further action on the part of the BACC if BACC is required, in any bankruptcy, insolvency, or other proceeding involving the Borrower, to return or rescind any payment made to or value received by BACC from or for the account of the Borrower. This paragraph shall remain in full force and effect notwithstanding any revocation or termination of this Guaranty or release by BACC of Guarantor unless this paragraph is specified in such release by BACC.

     (C) Settlement of any claim by BACC against Borrower or any other Obligor, whether in any proceedings or not, and whether voluntary or involuntary, shall not reduce the amount due under this Guaranty except to the extent of any amount actually received by BACC under any such settlement that is applied to the Liability of Borrower.

     (D) All rights, powers and remedies of BACC hereunder and under any agreement(s) between Borrower or any other Obligor and BACC, now, or at any time hereafter in force, shall be cumulative and not alternative, and shall be in addition to all rights, powers and remedies given to BACC by law.

     (E) No delay on the part of BACC in exercising any of its options, powers or rights or partial or single exercise thereof shall constitute a waiver thereof. No waiver of any of BACC's rights hereunder and no modification or amendment of this Guaranty shall be deemed to be made by BACC unless the same shall be in writing, executed on behalf of BACC by a duly authorized officer, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of BACC or the obligations of Guarantor to BACC in any other respect at any other time.

     (F) Guarantor hereby authorizes BACC, in its sole discretion, to disclose any financial or other information about Guarantor to any present, future or prospective participant, or successor in interest in any loan, advance or other financial accommodation to the Borrower from the BACC, or any regulatory body or agency having jurisdiction over BACC.

     (G) Guarantor shall indemnify, defend, and hold BACC harmless from any claim, cause of action, demand, or other matter that is brought or threatened against BACC by Borrower, or by any third party including, without limitation, any receiver, trustee, or other person appointed in any bankruptcy, insolvency, or other proceeding involving Borrower, and from all costs and expenses (including, without limitation, attorney's fees and expenses) relating to or arising out of BACC's relationship with Borrower (each of which may be defended, compromised, settled, or pursued with counsel of BACC's selection) but at Guarantor's risk and expense. This paragraph shall remain in full force and effect notwithstanding any termination of this Guaranty or release by BACC of Guarantor unless this paragraph is specified in such release by BACC.

     (H) Neither Guarantors' obligation to pay and perform in accordance with the terms of this Guaranty, nor any remedy for the enforcement thereof nor the amount of the Liability of Borrower shall be


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impaired,   modified,  changed,  stayed,  released  or  limited  in  any  manner
whatsoever  by  any  impairment,   modification,   change,  discharge,  release,
limitation or stay of the Liability of Borrower or the obligations of any of the Obligors or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the bankruptcy code of the United States or other statute, State or Federal, or from the decision of any court interpreting any of the same, and Guarantor shall be obligated under this Guaranty and the amount of the Liability of Borrower shall for the purposes of this Guaranty be determined as if no such impairment, stay, modification, change, discharge, release or limitation had occurred.

     (I) Guarantor waives notice of acceptance of this Guaranty and notice of any Liability of Borrower to which it may apply and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor and all other notices to which Guarantor might otherwise be entitled, or which might be required by law to be given to it by BACC.

     (J) This Guaranty shall be binding upon Guarantor and its successors and shall inure to the benefit of BACC, its successors and assigns, and shall be construed in accordance with the laws of the State of New Jersey.

     (K) Guarantor agrees to furnish to BACC within ninety (90) days of the end of each year a financial statement in form satisfactory to BACC.

     (L) If Guarantor consists of more than one entity, the liabilities and obligations of each such entity shall be joint and several and the word "Guarantor" means each of them, any of them and/or all of them.

     (M) As used herein, the singular shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders.

     (N) GUARANTOR WAIVES TRIAL BY JURY IN ANY ACTION UNDER OR RELATING TO THIS GUARANTY AND TO THE LIABILITY OF BORROWER TO BACC.




WITNESS:                                           /s/ Michael O'Reilly
--------                                           -----------------------------
                                                   Name:  Michael O'Reilly
/s/ John Lander
-------------------------
    John Lander


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

STATE OF NEW JERSEY        )
                           ) SS:
COUNTY OF ESSEX            )


     BE IT REMEMBERED, that on this 1st day of June, in the year Nineteen Hundred Ninety-Eight, before me, Michael O'Reilly, personally appeared Michael O'Reilly who I am satisfied are the person(s) who has/have signed the within instrument; and I having first made known to him/them the contents thereof, he/they did acknowledge that he/they signed, sealed and delivered the same as his/their voluntary act and deed.


                                             /S/ ALAN D. WIENER
                                             ------------------
                                             ALAN D. WIENER
                                             ATTORNEY AT LAW
                                             OF THE STATE OF NEW JERSEY


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